Supplemental Agreement No. 1

                                      to

                            Purchase Agreement No. 1768

                                    between

                                The Boeing Company

                                        and

                      INTERNATIONAL LEASE FINANCE CORPORATION

                     Relating to Boeing Model 747-400 Aircraft


          THIS SUPPLEMENTAL AGREEMENT, entered into as of August 5, 1994, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and International Lease Finance Corporation, a corporation with its principal offices in Los Angeles, California (Buyer);

          WHEREAS, the parties hereto entered into Purchase
Agreement No. 1768 dated December 15, 1992, relating to Boeing
Model 747-400 aircraft (the Agreement) and;

          WHEREAS, the parties have agreed to cancel the one (1)
Aircraft scheduled for delivery in April 1997 in consideration of the purchase of two (2) Model 767 aircraft under a separate purchase agreement.

          NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents (attached) is substituted in lieu thereof. The Table of Contents includes a listing of all Articles, Exhibits, Letter Agreements and Restricted Letter Agreements and reflects the current revision level.

2. Article 1, Subject Matter of Sale, is deleted in its entirety and a new Article 1 (attached) is substituted in lieu thereof to reflect the deletion of the PW Aircraft from paragraph 1.1 of the Agreement.
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3.   Article 3, Price of Aircraft, is deleted in its entirety and a new Article 3 (attached) is substituted in lieu thereof to reflect (i) the deletion of Article 3.3, (ii) the Aircraft Basic Price information for the PW Aircraft scheduled for delivery in 1997 from Article 3.4 of the Agreement and (iii) renumbered the Articles.

4. Table 1, Aircraft Deliveries and Descriptions, is deleted in its entirety and a new Table 1 (attached) is substituted in lieu thereof to reflect the deletion of the April 1997 Aircraft from the Agreement.

5. Exhibit A-1, AIRCRAFT CONFIGURATION, is deleted in its entirety to reflect the deletion of the PW Aircraft from the Agreement.

6.   Exhibit B, Part F-2, ENGINE MANUFACTURER'S WARRANTY AND
PRODUCT SUPPORT PLAN, is deleted in its entirety to reflect the deletion of the PW Aircraft from the Agreement.

7. Exhibit D, PRICE ADJUSTMENTS DUE TO ECONOMIC FLUCTUATIONS - AIRFRAME AND ENGINES, is revised (i) by deleting page 2 in its entirety and substituting a new page 2 (attached) in lieu thereof to reflect deletion of the April 1997 Aircraft from the ECI and ICI schedule and (ii) by deleting pages 8 through 10, ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY in their entirety to reflect the deletion of the PW Aircraft from the Agreement.

8. Exhibit E, BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT, page E-1 and Attachment A are both deleted in their entirety and a new page E-1 and Attachment A (both attached) are substituted in lieu thereof to reflect a revised date for the BFE Requirements document and the deletion of the PW Aircraft from the Agreement.

9.   Letter Agreement 1768-1, Disclosure of Confidential
Information, page 2 is deleted in its entirety and a new page 2
(attached) is substituted in lieu thereof to reflect the addition of Letter Agreement 6-1162-KRG-1150 to the schedule of confidential documents.

10.  Letter Agreement 6-1162-RLL-478, Aircraft Performance
Guarantees, page 1 and Attachment B are deleted in their entirety and only a new page 1 (attached) is substituted in lieu thereof to reflect the deletion of the PW Aircraft from the Agreement.

11.  Letter Agreement 6-1162-KRG-1150, Aircraft Cancellation
Matters, (attached) is added to the Agreement by this Supplemental Agreement.
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12.  This Supplemental Agreement will become effective upon the execution of Supplemental Agreement No. 3 to Purchase Agreement
No. 1770.

13. The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                 INTERNATIONAL LEASE
                                   FINANCE CORPORATION


By: /s/ K. R. Geisen               By: /s/ John Evans
   --------------------------           ---------------------
Its:  Attorney-In-Fact             Its:  Vice President

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                        TABLE OF CONTENTS


                                             Page      SA
                                             Number    Number

ARTICLES


1.        Subject Matter of Sale................1-1    SA-1

2.        Delivery, Title and Risk
          of Loss...............................2-1

3.        Price of Aircraft.....................3-1    SA-1

4.        Taxes.................................4-1

5.        Payment...............................5-1

6.        Excusable Delay.......................6-1

7.        Changes to the Detail
          Specification.........................7-1

8.        Federal Aviation Administration
          Requirements..........................8-1

9.        Representatives, Inspection,
          Flights and Test Data.................9-1

10.       Assignment, Resale or Lease..........10-1

11.       Termination for Certain Events.......11-1

12.       Product Assurance; Disclaimer and
          Release; Exclusion of Liabilities;
          Customer Support; Indemnification
          and Insurance........................12-1

13.       Buyer Furnished Equipment and
          Spare Parts..........................13-1

14.       Contractual Notices and Requests.....14-1

15.       Miscellaneous........................15-1


TABLES

1.        Aircraft Deliveries and
          Descriptions..........................T-1    SA-1

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                        TABLE OF CONTENTS


                                                   SA
                                                  Number


EXHIBITS


A         Aircraft Configuration...................SA-1

B         Product Assurance Document...............SA-1

C         Customer Support Document....................

D         Price Adjustments Due to
          Economic Fluctuations -
          Airframe and Engines.....................SA-1

E         Buyer Furnished Equipment
          Provisions Document......................SA-1

F         Defined Terms Document.......................


LETTER AGREEMENTS


1768-1    Disclosure of Confidential
          Information.............................SA-1

1768-2    Waiver of Aircraft Demonstration
          Flights.....................................

1768-3    Seller Purchased Equipment..................

1768-4    Spare Parts Support for Flight
          Training....................................

1768-5    Promotional Support.........................

1768-6    Aircraft Configuration......................

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                        TABLE OF CONTENTS


                                                   SA
                                                  Number

RESTRICTED LETTER AGREEMENTS


6-1162-RLL-470      Special Matters - New
                    Operators.........................

6-1162-RLL-472      Other Matters.....................

6-1162-RLL-473      Certain Contractual
                    Matters...........................

6-1162-RLL-474      Advance Payments..................

6-1162-RLL-475R     Flexibility Matters...............

6-1162-RLL-476      Lessee Matters....................

6-1162-RLL-478      Aircraft Performance
                    Guarantees....................SA-1

6-1162-RLL-479      Miscellaneous Matters..............

6-1162-RLL-480      Liquidated Damages
                    Provisions........................

6-1162-RLL-526      Rescheduling of Aircraft..........

6-1162-KRG-1150     Aircraft Cancellation
                    Matters.......................SA-1

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ARTICLE 1.     Subject Matter of Sale.

          1.1 The Aircraft. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of two (2) Boeing Model 747-400 General Electric powered aircraft (the GE Aircraft) manufactured in accordance with Boeing detail specification D6-35273ILF-1, as described in Exhibit A, as modified from time to time in accordance with this Agreement (Detail Specification). Such aircraft may be referred to herein, as the context may require, as "Model 747-400 Aircraft" and are referred to individually and collectively as the "Aircraft" or "AIRCRAFT". The Aircraft powered by the General Electric engine may also be referred to, as the context may require, as the "GE Aircraft".

          1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

          1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

          1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

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ARTICLE 3.  Price of Aircraft.

          3.1  Definitions.

               3.1.1 Special Features are the features listed in Exhibit A which have been selected by Buyer.

               3.1.2  Base Airframe Price is the Aircraft Basic
Price excluding the price of Special Features and Engines.

               3.1.3 Engine Price is the price established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D.

               3.1.4 Aircraft Basic Price is comprised of the Base Airframe Price, the Engine Price and the price of the Special
Features.

               3.1.5 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airframe, Engine and Special
Features) as calculated pursuant to Exhibit D.

               3.1.6 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

               3.1.7 Price First Published is the first price published by Boeing for the same model of aircraft to be delivered in the same general time period as the affected Aircraft and is used to establish the Base Airframe Price when the Base Airframe Price was not established at the time of execution of this Agreement.

          3.2  GE Aircraft Basic Price.

               The GE Aircraft Basic Price is set forth in Table 1.

          3.3  Aircraft Price.  The Aircraft Price for the 1998
Aircraft will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

               3.3.1  the GE Aircraft Basic Price, set forth in
Table 1; plus

               3.3.3  the Economic Price Adjustments for the
Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic
Fluctuations - Airframe and Engine); plus

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               3.3.4  other price adjustments made pursuant to
this Agreement or other written agreements executed by Boeing and Buyer.

          3.4  Aircraft Price.  The Aircraft Price for the 1999
Aircraft will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

               3.4.1 the Aircraft Basic Price, as determined in accordance with Article 3.5; plus

               3.4.2  the Economic Price Adjustments for the
Aircraft Basic Price as determined in accordance with Article
3.6; plus

               3.4.3 such price adjustments for changes to the escalation formula applicable to the Airframe and Engines made pursuant to this Article; plus

               3.4.5 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

          3.5 Aircraft Basic Price to Be Established. Boeing has not yet established either the Base Airframe Price, or Special Features price for Aircraft scheduled to be delivered after 1998 and General Electric (GE) has not yet established the Engine
Price for Engines scheduled to be delivered to Boeing after 1998. Accordingly, the Aircraft Basic Price will be the sum of:

               3.5.1  the Base Airframe Price First Published by
Boeing for Model 747-400 aircraft which are to be delivered in the same time period as the Aircraft; plus

               3.5.2  Boeing's then-current price for Special
Features selected by Buyer for incorporation in the Aircraft;
plus

               3.5.3  The Engine price when established by
General Electric for its CF6-80C2B1F series engines for the Aircraft.

          3.6 Escalation Provisions. The Airframe and Engine escalation provisions shown in Exhibit D are the provisions that are in effect for Aircraft delivering before the end of 1998, and are shown only to provide Buyer with an estimate of the Advance Payment Base prices. The escalation provisions used to calculate the Price for Aircraft delivery after the end of 1998 will be those first published by Boeing and the engine manufacturer which are applicable to the same model aircraft and engines delivering in the same time period as the affected Aircraft.
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          3.7  Advance Payment Base Price.

               3.7.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 1.

               3.7.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices referred to in Article 3.8.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

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


Table 1 to

Purchase Agreement 1768

Aircraft Deliveries and Descriptions

Model 747-400 Aircraft


Month/Year  Quantity  Detail                   Base                       Article 3   Article 3.7
   of         of      Specification  Exhibit   Airframe  Special  Engine  Aircraft    Advance Payment
Delivery    Aircraft  No.            No.       Price     Features Price   Basic Price Base Price
- ----------  --------  -------------  --------  --------  -------- ------  ----------- ---------------

April 1998  One (1)  D6-35273ILF-1      A          *         *       *          *           *

April 1999  One (1)  D6-35273ILF-1      A          *         *       *          *           *

*  PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN
OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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Exhibit D
Page 2

         ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

          In determining the value of L, the ratio of ECI divided by 116.2 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

          In determining the value of M, the ratio of ICI divided by 115.9 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

          Month of Scheduled
          Aircraft Delivery as   Quantity   Months to be Utilized
          Set Forth in Article      of        in Determining the
          2.1 of this Agreement  Aircraft    Value of ECI and ICI

          April 1998             one (1)   Sept., Oct., Nov. 1997

2. If at the time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

          2.1 The Airframe Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled month of Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of

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                    BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT


1.   General.

          Certain equipment to be installed in the Aircraft is to be furnished to Boeing by Buyer at Buyer's expense (BFE). BFE is designated "Buyer Furnished Equipment" in the Detail Specification. On or before April 1, 1997, Boeing will provide to Buyer a BFE Requirements On-Dock/Inventory Document setting forth the items, quantities, applicable critical dates and shipping instructions relating to the BFE so that Boeing can carry out in-sequence installation of BFE onto the Aircraft. For planning purposes, a preliminary BFE on-dock schedule is set forth in the attachment to this Exhibit.

2.   Supplier Selection.

          Buyer will:

          2.1 Select and notify Boeing of the suppliers of the galley systems and passenger seats on or before 16 months before the first day of the contract delivery month for each Aircraft.

          2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

               2.2.1  complete BFE configuration design
requirements for such BFE; and

               2.2.2 confirm technical data submittal dates for BFE certification.

3.   Buyer's Obligations.

          Buyer will:

          3.1  comply with the provisions of the BFE Document;

          3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

          3.3 provide necessary field service representation at Boeing's facilities to advise Boeing on the installation and calibration of BFE;

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


Attachment A to
Exhibit E

                           BOEING MODEL 747-400 AIRCRAFT

                            Preliminary On-Dock Dates


                 April 1998            April 1999
Item             Aircraft               Aircraft
- ----            --------------     -----------------

Seats          November 12, 1997   November 12, 1998

Galleys        October 17, 1997    October 16, 1998

Electronics    October 23, 1997    October 23, 1998

Furnishings    October 23, 1997    October 23, 1998

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International Lease Finance Corporation
1768-1    Page 2

               Schedule of Confidential Documents

          1.   Letter Agreement No. 6-1162-RLL-470

          2.   Letter Agreement No. 6-1162-RLL-472

          3.   Letter Agreement No. 6-1162-RLL-473

          4.   Letter Agreement No. 6-1162-RLL-474

          5.   Letter Agreement No. 6-1162-RLL-475

          6.   Letter Agreement No. 6-1162-RLL-476

          7.   Letter Agreement No. 6-1162-RLL-478

          8.   Letter Agreement No. 6-1162-RLL-479

          9.   Letter Agreement No. 6-1162-RLL-480

          10.  Letter Agreement No. 6-1162-KRG-1150

Very truly yours,

THE BOEING COMPANY

By   R. Leo Lyons
   ----------------
Its  Attorney-In-Fact


ACCEPTED AND AGREED TO as of this

date:   December 15, 1992

INTERNATIONAL LEASE FINANCE CORPORATION

By   Michael Platt
     ----------------
Its  Attorney-In-Fact

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6-1162-RLL-478


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90211


Subject:       Letter Agreement No. 6-1162-RLL-478 to
               Purchase Agreement No. 1768 -
               Aircraft Performance Guarantees


Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1768 (the
Agreement) between The Boeing Company (Boeing) and International
Lease Finance Corporation (Buyer) relating to the Model 747-400 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein will have the same meaning as in the Agreement.

1. Aircraft Performance Guarantees. The only performance guarantees applicable to the Aircraft are those set forth in Attachment A hereto.

2. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing,
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                Boeing Commercial Airplane Group
                          P.O. Box 3707
                     Seattle, WA  98124-2207




6-1162-KRG-1150


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90211


Subject:  Letter Agreement No. 6-1162-KRG-1150 to
               Purchase Agreement No. 1768 -
               Aircraft Cancellation Matters


This Letter Agreement amends Purchase Agreement No. 1768 dated as of December 15, 1992, as previously amended (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 747-400 aircraft (the Aircraft).

Specific reference is made to Supplemental Agreement No. 1 to the Purchase Agreement relating to the cancellation of one (l) Model
747-400 Aircraft currently scheduled for delivery in April 1997
(the April 1997 Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.   Reallocation of Advance Payment Amount

          In consideration of the concurrent purchase of two (2) Model 767-300ER aircraft (the 767 Aircraft) as set forth in Supplemental Agreement No. 3 to Purchase Agreement No. 1770, Boeing agrees to apply the advance payment amount* previously made to Boeing for the April 1997 Aircraft toward the advance payment amount due on the 767 Aircraft.

_________________

*    PURSUANT TO 17CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS
     BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION.

2.   Engine Cancellation Charges.

          Buyer, within thirty (30) days of receipt of written notice from Boeing, agrees to reimburse Boeing for all actual and reasonable out-of-pocket costs incurred by Boeing from the engine manufacturer for the cancellation of the delivery of any engines intended for the April 1997 Aircraft resulting from the cancellation of such Aircraft. Upon request by Buyer, Boeing will provide Buyer with supporting documentation substantiating such claim at the time of such notice of reimbursement.

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International Lease Finance Corporation
6-1162-KRG-1150  Page 2

3.   Confidential Treatment.

          Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 1768-1.


Very truly yours,

THE BOEING COMPANY


By /s/ K. R. Geisen

Its  Attorney-In-Fact


ACCEPTED AND AGREED TO as of this

date: August 5, 1994

INTERNATIONAL LEASE FINANCE CORPORATION


By /s/ John Evans

Its  Vice President
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